                               INDEMNITY AGREEMENT



TO:       ATHENA MEDICAL CORPORATION, a Nevada corporation ("AFEM");

FROM:     CORT MACKENZIE & THOMAS, INC., a Delaware corporation ("CMT").

DATED:    Effective November 1, 1995.


R E C I T A L:

     AFEM is concurrently entering into an Agreement with CMT, and a separate Agreement with Beijing Kang Mei Biological Products, Ltd., a People's Republic of China joint venture stock corporation ("Kang Mei"). AFEM is willing to do so on the following basis.


A G R E E M E N T:

     For valuable consideration, the receipt and sufficiency of which is acknowledged, CMT hereby agrees to indemnify, defend and hold harmless AFEM (and its directors, officers, employees, agents, successors and assigns) from all claims and losses (including expenses, reasonable attorney fees and costs incurred by such indemnities in investigating and defending such claims after presentation thereof) brought or asserted by Beijing Fang-Hai Science & Technology Centre arising out of or related to either or both of the Agreements referred to in the Recital to this Indemnity Agreement, whether or not now known or asserted. PROVIDED, HOWEVER, that this Indemnity Agreement shall be terminated by AFEM in writing upon CMT's delivery to AFEM of a document duly executed by the Board of Kang Mei acknowledging and approving/ratifying both Agreements, accompanied by a certified copy of same acknowledged by Kang Mei's chairman.

                                   CORT MACKENZIE & THOMAS, INC.



                                   By  /s/  Thomas C. Stewart
                                      -------------------------------------
                                       Thomas C. Stewart, President


                                   Accepted as of the date first
                                   set forth above:

                                   ATHENA MEDICAL CORPORATION



                                   By  /s/  William H. Fleming
                                      -------------------------------------
                                       William H. Fleming, President